Exhibit 10.10

EXECUTION COPY

SUBSCRIPTION AGREEMENT

SYMMETRY HOLDINGS INC.

432 Scarborough Road

Briarcliff Manor, NY 10510

Gentlemen:

Subject to the terms and conditions set forth herein, the undersigned hereby irrevocably subscribes for and agrees to purchase 555,556 warrants to purchase shares of common stock, par value $.0001 per share, of Symmetry Holdings Inc., a Delaware corporation (the “Company”), at an exercise price of $5.50 per share (subject to adjustment), to be issued under a Warrant Agreement dated as of March 5, 2007 between the Company and Continental Stock Transfer and Trust Company (the “Warrant Agreement”). The undersigned understands and agrees that the purchase price for each warrant is $0.90 and that the aggregate purchase price for all of the warrants is payable in cash on the date hereof. Accordingly, the undersigned tenders herewith a check in the amount of $500,000.40 payable to the order of Symmetry Holdings Inc., representing the aggregate purchase price for the warrants for which the undersigned hereby subscribes (the “Warrants”).

The undersigned understands and agrees that this subscription is made subject to the condition that the certificates to be issued and delivered on account of this subscription will be issued only in the name of, and delivered only to, the undersigned.

The undersigned understands: that he is subscribing for the Warrants without being furnished any offering literature or prospectus; that this transaction has not been approved or disapproved by the Securities and Exchange Commission or any administrative agency charged with the administration of the securities laws of any state; and that all documents, records and books pertaining to this investment have been made available upon reasonable notice for inspection by him or his purchaser representative, counsel, accountant or business advisor. The undersigned hereby represents, warrants and confirms as follows:

(a)          all transactions and discussions related to this investment have taken place in the State of New York;

(b)          the undersigned understands that (i) the Warrants and the shares purchasable upon exercise thereof (collectively the “Securities”) represent a speculative investment which involve a high degree of risk of loss by the undersigned of his investment therein, (ii) there are substantial restrictions on the transferability of the Securities and (iii) no public market for the Securities may develop or, if developed, will continue and, accordingly, it may not be possible to liquidate this investment in case of emergency or to use the Securities as collateral for a loan;

(c)          the undersigned (i) is able to bear the economic risks of this investment, (ii) is able to hold this investment for an indefinite period of time, (iii) is presently able to afford a complete loss of this investment and (iv) has no need for liquidity in this investment;

(d)          the undersigned has, or the undersigned and his purchaser representative together have, such knowledge and experience in financial and business matters that he is, or he and his purchaser representative together are, capable of evaluating the merits and risks of this investment and of making an informed investment decision;

(e)          the undersigned confirms that, in making his decision to subscribe for the Warrants, he has relied solely upon independent investigations made by him or his purchaser representative, if any, and that he and such purchaser representative have been given the opportunity to ask questions of, and to receive answers from, the Company concerning the proposed business, the financial condition, the operating history and the management of the Company and the risks of this investment (to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense);

(f)           the Securities will be acquired by him in good faith solely for his own account for investment purposes only and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof;

(g)          the undersigned has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person any of the Securities or any part thereof and has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(h)          the undersigned understands that the legal consequences of the representations and warranties set forth herein are that he must bear the economic risks of this investment for an indefinite period of time because the Securities have not been registered under the Securities Act of 1933, as amended (the “Act”), or the securities law of any state and, therefore, cannot be sold unless they are subsequently so registered (which the Company may not be obligated to do) or an exemption from such registration is available;

(i)           the undersigned understands that no federal or state agency has passed on or made any recommendation or endorsement of the Securities and that the Company is relying on the truth and accuracy of the representations, declarations and warranties made herein by the undersigned in offering the Securities for sale to him without having first registered the Securities under the Act and any applicable state securities laws;

(j)           the undersigned consents to the placement of a legend on any certificate evidencing the Securities, which legend may be in the following or any equivalent form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION THEREUNDER. THE SALE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED HEREBY IS RESTRICTED THEREUNDER AND, IN ANY EVENT, IS PROHIBITED UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION THEREUNDER. BY ACQUIRING

2

THE SECURITIES REPRESENTED HEREBY, THE UNDERSIGNED REPRESENTED THAT HE HAS ACQUIRED SUCH SECURITIES FOR INVESTMENT PURPOSES ONLY, AND THE UNDERSIGNED AGREED THAT HE WOULD NOT SELL OR OTHERWISE DISPOSE OF SUCH SECURITIES WITHOUT REGISTRATION OR OTHER COMPLIANCE THEREWITH.”

; and

(k)          the undersigned is (i) an “accredited investor” as defined in Rule 501(a) under the Act, (ii) is not, and is not required to be, registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and (iii) not purchasing the Warrants as a result of any general solicitation or general advertisement.

The foregoing representations, warranties and undertakings are made by the undersigned with the intent that they be relied upon in determining his suitability as an investor in the Company, and the undersigned hereby agrees that such representations, warranties and undertakings shall survive the purchase of the Securities.

The undersigned agrees not to assign this Subscription Agreement or any interest herein, and further agrees that any transfer of the Securities shall be effected only in accordance with this Subscription Agreement and all applicable securities laws.

The undersigned agrees that he may not cancel, terminate or revoke this Subscription Agreement.

Notwithstanding any of the representations, warranties, acknowledgments, undertakings or agreements made herein by the undersigned, the undersigned does not hereby or in any other manner waive any rights granted to him under federal or state securities laws and the parties agree that nothing contained herein shall restrict assignment of this Subscription Agreement or transfer of the Securities to any estate, family member, family company or partnership or similar related person of the undersigned so long as the assignee or transferee agrees to be bound hereby as if such assignee or transferee was the undersigned.

This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York.

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties hereto.

This Subscription Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all which together shall constitute one and the same instrument. Facsimile signatures shall be as effective as originals.

3

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of March 5, 2007.

Signature /s/Donald C. Bailey
Print Name Donald C. Bailey

This Subscription Agreement is hereby accepted as of March 5, 2007.

SYMMETRY HOLDINGS INC.

Signature /s/Corrado De Gasperis
Print Name Corrado De Gasperis

4

EXECUTION COPY

SUBSCRIPTION AGREEMENT

SYMMETRY HOLDINGS INC.

432 Scarborough Road

Briarcliff Manor, NY 10510

Gentlemen:

Subject to the terms and conditions set forth herein, the undersigned hereby irrevocably subscribes for and agrees to purchase 3,222,222 warrants to purchase shares of common stock, par value $.0001 per share, of Symmetry Holdings Inc., a Delaware corporation (the “Company”), at an exercise price of $5.50 per share (subject to adjustment), to be issued under a Warrant Agreement dated as of March 5, 2007 between the Company and Continental Stock Transfer and Trust Company (the “Warrant Agreement”). The undersigned understands and agrees that the purchase price for each warrant is $0.90 and that the aggregate purchase price for all of the warrants is payable in cash on the date hereof. Accordingly, the undersigned tenders herewith a check in the amount of $2,899,999.80 payable to the order of Symmetry Holdings Inc., representing the aggregate purchase price for the warrants for which the undersigned hereby subscribes (the “Warrants”).

The undersigned understands and agrees that this subscription is made subject to the condition that the certificates to be issued and delivered on account of this subscription will be issued only in the name of, and delivered only to, the undersigned.

The undersigned understands: that he is subscribing for the Warrants without being furnished any offering literature or prospectus; that this transaction has not been approved or disapproved by the Securities and Exchange Commission or any administrative agency charged with the administration of the securities laws of any state; and that all documents, records and books pertaining to this investment have been made available upon reasonable notice for inspection by him or his purchaser representative, counsel, accountant or business advisor. The undersigned hereby represents, warrants and confirms as follows:

(a)          all transactions and discussions related to this investment have taken place in the State of New York;

(b)          the undersigned understands that (i) the Warrants and the shares purchasable upon exercise thereof (collectively the “Securities”) represent a speculative investment which involve a high degree of risk of loss by the undersigned of his investment therein, (ii) there are substantial restrictions on the transferability of the Securities and (iii) no public market for the Securities may develop or, if developed, will continue and, accordingly, it may not be possible to liquidate this investment in case of emergency or to use the Securities as collateral for a loan;

(c)          the undersigned (i) is able to bear the economic risks of this investment, (ii) is able to hold this investment for an indefinite period of time, (iii) is presently able to afford a complete loss of this investment and (iv) has no need for liquidity in this investment;

(d)          the undersigned has, or the undersigned and his purchaser representative together have, such knowledge and experience in financial and business matters that he is, or he and his purchaser representative together are, capable of evaluating the merits and risks of this investment and of making an informed investment decision;

(e)          the undersigned confirms that, in making his decision to subscribe for the Warrants, he has relied solely upon independent investigations made by him or his purchaser representative, if any, and that he and such purchaser representative have been given the opportunity to ask questions of, and to receive answers from, the Company concerning the proposed business, the financial condition, the operating history and the management of the Company and the risks of this investment (to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense);

(f)           the Securities will be acquired by him in good faith solely for his own account for investment purposes only and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof;

(g)          the undersigned has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person any of the Securities or any part thereof and has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(h)          the undersigned understands that the legal consequences of the representations and warranties set forth herein are that he must bear the economic risks of this investment for an indefinite period of time because the Securities have not been registered under the Securities Act of 1933, as amended (the “Act”), or the securities law of any state and, therefore, cannot be sold unless they are subsequently so registered (which the Company may not be obligated to do) or an exemption from such registration is available;

(i)           the undersigned understands that no federal or state agency has passed on or made any recommendation or endorsement of the Securities and that the Company is relying on the truth and accuracy of the representations, declarations and warranties made herein by the undersigned in offering the Securities for sale to him without having first registered the Securities under the Act and any applicable state securities laws;

(j)           the undersigned consents to the placement of a legend on any certificate evidencing the Securities, which legend may be in the following or any equivalent form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION THEREUNDER. THE SALE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED HEREBY IS RESTRICTED THEREUNDER AND, IN ANY EVENT, IS PROHIBITED UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION THEREUNDER. BY ACQUIRING

2

THE SECURITIES REPRESENTED HEREBY, THE UNDERSIGNED REPRESENTED THAT HE HAS ACQUIRED SUCH SECURITIES FOR INVESTMENT PURPOSES ONLY, AND THE UNDERSIGNED AGREED THAT HE WOULD NOT SELL OR OTHERWISE DISPOSE OF SUCH SECURITIES WITHOUT REGISTRATION OR OTHER COMPLIANCE THEREWITH.”

; and

(k)          the undersigned is (i) an “accredited investor” as defined in Rule 501(a) under the Act, (ii) is not, and is not required to be, registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and (iii) not purchasing the Warrants as a result of any general solicitation or general advertisement.

The foregoing representations, warranties and undertakings are made by the undersigned with the intent that they be relied upon in determining his suitability as an investor in the Company, and the undersigned hereby agrees that such representations, warranties and undertakings shall survive the purchase of the Securities.

The undersigned agrees not to assign this Subscription Agreement or any interest herein, and further agrees that any transfer of the Securities shall be effected only in accordance with this Subscription Agreement and all applicable securities laws.

The undersigned agrees that he may not cancel, terminate or revoke this Subscription Agreement.

Notwithstanding any of the representations, warranties, acknowledgments, undertakings or agreements made herein by the undersigned, the undersigned does not hereby or in any other manner waive any rights granted to him under federal or state securities laws and the parties agree that nothing contained herein shall restrict assignment of this Subscription Agreement or transfer of the Securities to any estate, family member, family company or partnership or similar related person of the undersigned so long as the assignee or transferee agrees to be bound hereby as if such assignee or transferee was the undersigned.

This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York.

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties hereto.

This Subscription Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all which together shall constitute one and the same instrument. Facsimile signatures shall be as effective as originals.

3

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of March 5, 2007.

Signature /s/G.E. Playford

Print Name Playford SPAC Portfolio Ltd.

By Gilbert E. Playford

General and Limited Partner

This Subscription Agreement is hereby accepted as of March 5, 2007.

SYMMETRY HOLDINGS INC.

Signature /s/Corrado De Gasperis
Print Name Corrado De Gasperis

4

EXECUTION COPY

SUBSCRIPTION AGREEMENT

SYMMETRY HOLDINGS INC.

432 Scarborough Road

Briarcliff Manor, NY 10510

Gentlemen:

Subject to the terms and conditions set forth herein, the undersigned hereby irrevocably subscribes for and agrees to purchase 55,556 warrants to purchase shares of common stock, par value $.0001 per share, of Symmetry Holdings Inc., a Delaware corporation (the “Company”), at an exercise price of $5.50 per share (subject to adjustment), to be issued under a Warrant Agreement dated as of March 5, 2007 between the Company and Continental Stock Transfer and Trust Company (the “Warrant Agreement”). The undersigned understands and agrees that the purchase price for each warrant is $0.90 and that the aggregate purchase price for all of the warrants is payable in cash on the date hereof. Accordingly, the undersigned tenders herewith a check in the amount of $50,000.40 payable to the order of Symmetry Holdings Inc., representing the aggregate purchase price for the warrants for which the undersigned hereby subscribes (the “Warrants”).

The undersigned understands and agrees that this subscription is made subject to the condition that the certificates to be issued and delivered on account of this subscription will be issued only in the name of, and delivered only to, the undersigned.

The undersigned understands: that he is subscribing for the Warrants without being furnished any offering literature or prospectus; that this transaction has not been approved or disapproved by the Securities and Exchange Commission or any administrative agency charged with the administration of the securities laws of any state; and that all documents, records and books pertaining to this investment have been made available upon reasonable notice for inspection by him or his purchaser representative, counsel, accountant or business advisor. The undersigned hereby represents, warrants and confirms as follows:

(a)          all transactions and discussions related to this investment have taken place in the State of New York;

(b)          the undersigned understands that (i) the Warrants and the shares purchasable upon exercise thereof (collectively the “Securities”) represent a speculative investment which involve a high degree of risk of loss by the undersigned of his investment therein, (ii) there are substantial restrictions on the transferability of the Securities and (iii) no public market for the Securities may develop or, if developed, will continue and, accordingly, it may not be possible to liquidate this investment in case of emergency or to use the Securities as collateral for a loan;

(c)          the undersigned (i) is able to bear the economic risks of this investment, (ii) is able to hold this investment for an indefinite period of time, (iii) is presently able to afford a complete loss of this investment and (iv) has no need for liquidity in this investment;

(d)          the undersigned has, or the undersigned and his purchaser representative together have, such knowledge and experience in financial and business matters that he is, or he and his purchaser representative together are, capable of evaluating the merits and risks of this investment and of making an informed investment decision;

(e)          the undersigned confirms that, in making his decision to subscribe for the Warrants, he has relied solely upon independent investigations made by him or his purchaser representative, if any, and that he and such purchaser representative have been given the opportunity to ask questions of, and to receive answers from, the Company concerning the proposed business, the financial condition, the operating history and the management of the Company and the risks of this investment (to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense);

(f)           the Securities will be acquired by him in good faith solely for his own account for investment purposes only and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof;

(g)          the undersigned has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person any of the Securities or any part thereof and has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(h)          the undersigned understands that the legal consequences of the representations and warranties set forth herein are that he must bear the economic risks of this investment for an indefinite period of time because the Securities have not been registered under the Securities Act of 1933, as amended (the “Act”), or the securities law of any state and, therefore, cannot be sold unless they are subsequently so registered (which the Company may not be obligated to do) or an exemption from such registration is available;

(i)           the undersigned understands that no federal or state agency has passed on or made any recommendation or endorsement of the Securities and that the Company is relying on the truth and accuracy of the representations, declarations and warranties made herein by the undersigned in offering the Securities for sale to him without having first registered the Securities under the Act and any applicable state securities laws;

(j)           the undersigned consents to the placement of a legend on any certificate evidencing the Securities, which legend may be in the following or any equivalent form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION THEREUNDER. THE SALE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED HEREBY IS RESTRICTED THEREUNDER AND, IN ANY EVENT, IS PROHIBITED UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION THEREUNDER. BY ACQUIRING

2

THE SECURITIES REPRESENTED HEREBY, THE UNDERSIGNED REPRESENTED THAT HE HAS ACQUIRED SUCH SECURITIES FOR INVESTMENT PURPOSES ONLY, AND THE UNDERSIGNED AGREED THAT HE WOULD NOT SELL OR OTHERWISE DISPOSE OF SUCH SECURITIES WITHOUT REGISTRATION OR OTHER COMPLIANCE THEREWITH.”

; and

(k)          the undersigned is (i) an “accredited investor” as defined in Rule 501(a) under the Act, (ii) is not, and is not required to be, registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and (iii) not purchasing the Warrants as a result of any general solicitation or general advertisement.

The foregoing representations, warranties and undertakings are made by the undersigned with the intent that they be relied upon in determining his suitability as an investor in the Company, and the undersigned hereby agrees that such representations, warranties and undertakings shall survive the purchase of the Securities.

The undersigned agrees not to assign this Subscription Agreement or any interest herein, and further agrees that any transfer of the Securities shall be effected only in accordance with this Subscription Agreement and all applicable securities laws.

The undersigned agrees that he may not cancel, terminate or revoke this Subscription Agreement.

Notwithstanding any of the representations, warranties, acknowledgments, undertakings or agreements made herein by the undersigned, the undersigned does not hereby or in any other manner waive any rights granted to him under federal or state securities laws and the parties agree that nothing contained herein shall restrict assignment of this Subscription Agreement or transfer of the Securities to any estate, family member, family company or partnership or similar related person of the undersigned so long as the assignee or transferee agrees to be bound hereby as if such assignee or transferee was the undersigned.

This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York.

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties hereto.

This Subscription Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all which together shall constitute one and the same instrument. Facsimile signatures shall be as effective as originals.

3

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of February 10, 2007.

Signature /s/Scott C. Mason

Print Name Scott C. Mason

This Subscription Agreement is hereby accepted as of March 5, 2007.

SYMMETRY HOLDINGS INC.

Signature /s/Corrado De Gasperis

Print Name Corrado De Gasperis

4

EXECUTION COPY

SUBSCRIPTION AGREEMENT

SYMMETRY HOLDINGS INC.

432 Scarborough Road

Briarcliff Manor, NY 10510

Gentlemen:

Subject to the terms and conditions set forth herein, the undersigned hereby irrevocably subscribes for and agrees to purchase 55,556 warrants to purchase shares of common stock, par value $.0001 per share, of Symmetry Holdings Inc., a Delaware corporation (the “Company”), at an exercise price of $5.50 per share (subject to adjustment), to be issued under a Warrant Agreement dated as of March 5, 2007 between the Company and Continental Stock Transfer and Trust Company (the “Warrant Agreement”). The undersigned understands and agrees that the purchase price for each warrant is $0.90 and that the aggregate purchase price for all of the warrants is payable in cash on the date hereof. Accordingly, the undersigned tenders herewith a check in the amount of $50,000.40 payable to the order of Symmetry Holdings Inc., representing the aggregate purchase price for the warrants for which the undersigned hereby subscribes (the “Warrants”).

The undersigned understands and agrees that this subscription is made subject to the condition that the certificates to be issued and delivered on account of this subscription will be issued only in the name of, and delivered only to, the undersigned.

The undersigned understands: that he is subscribing for the Warrants without being furnished any offering literature or prospectus; that this transaction has not been approved or disapproved by the Securities and Exchange Commission or any administrative agency charged with the administration of the securities laws of any state; and that all documents, records and books pertaining to this investment have been made available upon reasonable notice for inspection by him or his purchaser representative, counsel, accountant or business advisor. The undersigned hereby represents, warrants and confirms as follows:

(a)          all transactions and discussions related to this investment have taken place in the State of New York;

(b)          the undersigned understands that (i) the Warrants and the shares purchasable upon exercise thereof (collectively the “Securities”) represent a speculative investment which involve a high degree of risk of loss by the undersigned of his investment therein, (ii) there are substantial restrictions on the transferability of the Securities and (iii) no public market for the Securities may develop or, if developed, will continue and, accordingly, it may not be possible to liquidate this investment in case of emergency or to use the Securities as collateral for a loan;

(c)          the undersigned (i) is able to bear the economic risks of this investment, (ii) is able to hold this investment for an indefinite period of time, (iii) is presently able to afford a complete loss of this investment and (iv) has no need for liquidity in this investment;

(d)          the undersigned has, or the undersigned and his purchaser representative together have, such knowledge and experience in financial and business matters that he is, or he and his purchaser representative together are, capable of evaluating the merits and risks of this investment and of making an informed investment decision;

(e)          the undersigned confirms that, in making his decision to subscribe for the Warrants, he has relied solely upon independent investigations made by him or his purchaser representative, if any, and that he and such purchaser representative have been given the opportunity to ask questions of, and to receive answers from, the Company concerning the proposed business, the financial condition, the operating history and the management of the Company and the risks of this investment (to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense);

(f)           the Securities will be acquired by him in good faith solely for his own account for investment purposes only and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof;

(g)          the undersigned has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person any of the Securities or any part thereof and has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(h)          the undersigned understands that the legal consequences of the representations and warranties set forth herein are that he must bear the economic risks of this investment for an indefinite period of time because the Securities have not been registered under the Securities Act of 1933, as amended (the “Act”), or the securities law of any state and, therefore, cannot be sold unless they are subsequently so registered (which the Company may not be obligated to do) or an exemption from such registration is available;

(i)           the undersigned understands that no federal or state agency has passed on or made any recommendation or endorsement of the Securities and that the Company is relying on the truth and accuracy of the representations, declarations and warranties made herein by the undersigned in offering the Securities for sale to him without having first registered the Securities under the Act and any applicable state securities laws;

(j)           the undersigned consents to the placement of a legend on any certificate evidencing the Securities, which legend may be in the following or any equivalent form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION THEREUNDER. THE SALE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED HEREBY IS RESTRICTED THEREUNDER AND, IN ANY EVENT, IS PROHIBITED UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION THEREUNDER. BY ACQUIRING

2

THE SECURITIES REPRESENTED HEREBY, THE UNDERSIGNED REPRESENTED THAT HE HAS ACQUIRED SUCH SECURITIES FOR INVESTMENT PURPOSES ONLY, AND THE UNDERSIGNED AGREED THAT HE WOULD NOT SELL OR OTHERWISE DISPOSE OF SUCH SECURITIES WITHOUT REGISTRATION OR OTHER COMPLIANCE THEREWITH.”

; and

(k)          the undersigned is (i) an “accredited investor” as defined in Rule 501(a) under the Act, (ii) is not, and is not required to be, registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and (iii) not purchasing the Warrants as a result of any general solicitation or general advertisement.

The foregoing representations, warranties and undertakings are made by the undersigned with the intent that they be relied upon in determining his suitability as an investor in the Company, and the undersigned hereby agrees that such representations, warranties and undertakings shall survive the purchase of the Securities.

The undersigned agrees not to assign this Subscription Agreement or any interest herein, and further agrees that any transfer of the Securities shall be effected only in accordance with this Subscription Agreement and all applicable securities laws.

The undersigned agrees that he may not cancel, terminate or revoke this Subscription Agreement.

Notwithstanding any of the representations, warranties, acknowledgments, undertakings or agreements made herein by the undersigned, the undersigned does not hereby or in any other manner waive any rights granted to him under federal or state securities laws and the parties agree that nothing contained herein shall restrict assignment of this Subscription Agreement or transfer of the Securities to any estate, family member, family company or partnership or similar related person of the undersigned so long as the assignee or transferee agrees to be bound hereby as if such assignee or transferee was the undersigned.

This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York.

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties hereto.

This Subscription Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all which together shall constitute one and the same instrument. Facsimile signatures shall be as effective as originals.

3

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of March 5, 2007.

Signature /s/M. Ridgway Barker

Print Name M. Ridgway Barker

This Subscription Agreement is hereby accepted as of March 5, 2007.

SYMMETRY HOLDINGS INC.

Signature/s/Corrado De Gasperis

Print Name Corrado De Gasperis

4

EXECUTION COPY

SUBSCRIPTION AGREEMENT

SYMMETRY HOLDINGS INC.

432 Scarborough Road

Briarcliff Manor, NY 10510

Gentlemen:

Subject to the terms and conditions set forth herein, the undersigned hereby irrevocably subscribes for and agrees to purchase 277,777 warrants to purchase shares of common stock, par value $.0001 per share, of Symmetry Holdings Inc., a Delaware corporation (the “Company”), at an exercise price of $5.50 per share (subject to adjustment), to be issued under a Warrant Agreement dated as of March 5, 2007 between the Company and Continental Stock Transfer and Trust Company (the “Warrant Agreement”). The undersigned understands and agrees that the purchase price for each warrant is $0.90 and that the aggregate purchase price for all of the warrants is payable in cash on the date hereof. Accordingly, the undersigned tenders herewith a check in the amount of $249,999.30 payable to the order of Symmetry Holdings Inc., representing the aggregate purchase price for the warrants for which the undersigned hereby subscribes (the “Warrants”).

The undersigned understands and agrees that this subscription is made subject to the condition that the certificates to be issued and delivered on account of this subscription will be issued only in the name of, and delivered only to, the undersigned.

The undersigned understands: that he is subscribing for the Warrants without being furnished any offering literature or prospectus; that this transaction has not been approved or disapproved by the Securities and Exchange Commission or any administrative agency charged with the administration of the securities laws of any state; and that all documents, records and books pertaining to this investment have been made available upon reasonable notice for inspection by him or his purchaser representative, counsel, accountant or business advisor. The undersigned hereby represents, warrants and confirms as follows:

(a)          all transactions and discussions related to this investment have taken place in the State of New York;

(b)          the undersigned understands that (i) the Warrants and the shares purchasable upon exercise thereof (collectively the “Securities”) represent a speculative investment which involve a high degree of risk of loss by the undersigned of his investment therein, (ii) there are substantial restrictions on the transferability of the Securities and (iii) no public market for the Securities may develop or, if developed, will continue and, accordingly, it may not be possible to liquidate this investment in case of emergency or to use the Securities as collateral for a loan;

(c)          the undersigned (i) is able to bear the economic risks of this investment, (ii) is able to hold this investment for an indefinite period of time, (iii) is presently able to afford a complete loss of this investment and (iv) has no need for liquidity in this investment;

(d)          the undersigned has, or the undersigned and his purchaser representative together have, such knowledge and experience in financial and business matters that he is, or he and his purchaser representative together are, capable of evaluating the merits and risks of this investment and of making an informed investment decision;

(e)          the undersigned confirms that, in making his decision to subscribe for the Warrants, he has relied solely upon independent investigations made by him or his purchaser representative, if any, and that he and such purchaser representative have been given the opportunity to ask questions of, and to receive answers from, the Company concerning the proposed business, the financial condition, the operating history and the management of the Company and the risks of this investment (to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense);

(f)           the Securities will be acquired by him in good faith solely for his own account for investment purposes only and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof;

(g)          the undersigned has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person any of the Securities or any part thereof and has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(h)          the undersigned understands that the legal consequences of the representations and warranties set forth herein are that he must bear the economic risks of this investment for an indefinite period of time because the Securities have not been registered under the Securities Act of 1933, as amended (the “Act”), or the securities law of any state and, therefore, cannot be sold unless they are subsequently so registered (which the Company may not be obligated to do) or an exemption from such registration is available;

(i)           the undersigned understands that no federal or state agency has passed on or made any recommendation or endorsement of the Securities and that the Company is relying on the truth and accuracy of the representations, declarations and warranties made herein by the undersigned in offering the Securities for sale to him without having first registered the Securities under the Act and any applicable state securities laws;

(j)           the undersigned consents to the placement of a legend on any certificate evidencing the Securities, which legend may be in the following or any equivalent form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION THEREUNDER. THE SALE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED HEREBY IS RESTRICTED THEREUNDER AND, IN ANY EVENT, IS PROHIBITED UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION THEREUNDER. BY ACQUIRING

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THE SECURITIES REPRESENTED HEREBY, THE UNDERSIGNED REPRESENTED THAT HE HAS ACQUIRED SUCH SECURITIES FOR INVESTMENT PURPOSES ONLY, AND THE UNDERSIGNED AGREED THAT HE WOULD NOT SELL OR OTHERWISE DISPOSE OF SUCH SECURITIES WITHOUT REGISTRATION OR OTHER COMPLIANCE THEREWITH.”

; and

(k)          the undersigned is (i) an “accredited investor” as defined in Rule 501(a) under the Act, (ii) is not, and is not required to be, registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and (iii) not purchasing the Warrants as a result of any general solicitation or general advertisement.

The foregoing representations, warranties and undertakings are made by the undersigned with the intent that they be relied upon in determining his suitability as an investor in the Company, and the undersigned hereby agrees that such representations, warranties and undertakings shall survive the purchase of the Securities.

The undersigned agrees not to assign this Subscription Agreement or any interest herein, and further agrees that any transfer of the Securities shall be effected only in accordance with this Subscription Agreement and all applicable securities laws.

The undersigned agrees that he may not cancel, terminate or revoke this Subscription Agreement.

Notwithstanding any of the representations, warranties, acknowledgments, undertakings or agreements made herein by the undersigned, the undersigned does not hereby or in any other manner waive any rights granted to him under federal or state securities laws and the parties agree that nothing contained herein shall restrict assignment of this Subscription Agreement or transfer of the Securities to any estate, family member, family company or partnership or similar related person of the undersigned so long as the assignee or transferee agrees to be bound hereby as if such assignee or transferee was the undersigned.

This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York.

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties hereto.

This Subscription Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all which together shall constitute one and the same instrument. Facsimile signatures shall be as effective as originals.

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IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of March 5, 2007.

Signature /s/Corrado De Gasperis

Print Name Corrado De Gasperis

This Subscription Agreement is hereby accepted as of March 5, 2007.

SYMMETRY HOLDINGS INC.

Signature /s/Corrado De Gasperis

Print Name Corrado De Gasperis

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